UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2016

ERIN ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34525	30-0349798
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1330 Post Oak Blvd., Suite 2250, Houston, Texas 77056
(Address of principal executive offices) (Zip Code)

(713) 797-2940
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers

On May 20, 2015, Adama Traore resigned as Vice President, Controller and Chief Accounting Officer of Erin Energy Corporation (the “Company”), effective as of the close of business on such date, which resignation was accepted by the Company. The resignation was not related to any disagreement with the Company on any matter relating to its operations, policies, practices or any issues regarding financial disclosures, accounting or legal matters.

Item 5.07     Submission of Matters to a Vote of Security Holders.

On May 25, 2016, Erin Energy Corporation (the “Company”) held the 2016 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, two items were submitted to the stockholders for a vote: (i) the election of seven directors to the Company’s Board of Directors (the “Board”), each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office (the “Election of Directors”); and (ii) the proposal to ratify the appointment of Pannell Kerr Forster of Texas, PC, independent registered public accounting firm, as the Company’s auditors for fiscal year 2016 (the “Auditor Ratification”).

There were no solicitations in opposition to the Board’s solicitations. Out of a total of 214,095,042 shares of common stock outstanding and eligible to vote on April 15, 2016, 199,957,314 shares of common stock (93.4%) were present at the meeting in person or by proxy. The proposals and the final results of the stockholder vote are set forth below:

Election of Directors

The individuals nominated for election to the Board at the Annual Meeting were John Hofmeister, Dr. Lee Patrick Brown, William J. Campbell, DuDu Hlatshwayo, Ira Wayne McConnell, Babatunde (Segun) Omidele and J. Michael Stinson. Except for Messrs. Omidele and Stinson, each of the nominees for election to the Board was a director at the time of the Annual Meeting.

The following nominees were elected as directors by the votes indicated below for a term that will expire on the date of the Company’s 2017 annual meeting of the stockholders.

Nominee	For	Withheld	Broker Non-Vote
John Hofmeister	189,280,706	166,366	10,510,242
Dr. Lee Patrick Brown	189,269,747	177,325	10,510,242
William J. Campbell	189,281,397	165,675	10,510,242
Dudu Hlatshwayo	189,269,381	177,691	10,510,242
Ira Wayne McConnell	189,281,397	165,675	10,510,242
Babtunde (Segun) Omidele	189,288,095	158,977	10,510,242
J. Michael Stinson	189,291,927	155,145	10,510,242

Auditor Ratification

The Auditor Ratification was approved by the votes indicated below.

For	Against	Abstain
199,318,107	428,575	210,632

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERIN ENERGY CORPORATION

	By:	/s/ Jean-Michel Malek
Jean-Michel Malek
Senior Vice President, General Counsel and Secretary
Date: May 26, 2016